UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2020

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4582 SOUTH ULSTER STREET SUITE 1700, DENVER, CO	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 757-8101

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Aimco Investment and Management Company Class A Common Stock	AIV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange act. ☐

ITEM 5.03.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On November 13, 2020, Apartment Investment and Management Company (“Aimco”) received a notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 regarding the commencement of a temporary blackout period, described below, under the Aimco 401(k) Retirement Plan (the “401(k) Plan”) resulting from the potential spin-off of Aimco’s interest in the newly created Apartment Income REIT Corp. to the holders of Apartment Investment and Management Company common stock (“Aimco Common Stock”). As a result of the spin-off (if consummated), for each share of Aimco Common Stock held in a participant’s account in the 401(k) Plan (if any), the account will receive one share of Apartment Income REIT Corp. common stock (“AIR Common Stock”). After the spin-off, each such 401(k) Plan account will hold both Aimco Common Stock and AIR Common Stock. The blackout period with respect to the Aimco Common Stock is necessary in order to process the new AIR Common Stock into the 401(k) Plan. Due to the spin-off (if consummated), participants in the 401(k) Plan will be temporarily unable to direct or diversify investments in individual accounts under the 401(k) Plan that hold investments in Aimco Common Stock, or obtain a loan, withdrawal or distribution from such accounts under the 401(k) Plan during the temporary blackout period, which is scheduled to begin at 4:00 p.m., Eastern Time, on December 14, 2020, and is expected to end on December 21, 2020, or sooner, if possible.

Pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002, on November 19, 2020, Aimco sent a blackout trading restriction notice to its directors and executive officers informing them that, during the temporary blackout period described above, all of Aimco’s directors and executive officers will be unable to, directly or indirectly, purchase, sell or otherwise acquire or transfer any shares of Aimco Common Stock (including any stock options or derivative securities) if those securities were acquired in connection with employment or service as a director or executive officer of Aimco.

A copy of the blackout trading restriction notice, also referred to as a BTR Notice, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Any inquiries regarding the temporary blackout period may be directed to Lisa Cohn (303) 691-4415, or by emailing lisa.cohn@aimco.com.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished with this report:

Exhibit No.	Description

99.1	Notice of Trading Blackout Period for Directors and Executive Officers dated November 19, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 19, 2020

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ Paul Beldin
Paul Beldin
Executive Vice President and Chief Financial Officer